UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 8, 2018 (June 6, 2018)
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State or other
jurisdiction of
Exact name of registrant	incorporation or	Commission	I.R.S. Employer
as specified in its charter	organization	File Number	Identification No.
Windstream Holdings, Inc.	Delaware	001-32422	46-2847717
Windstream Services, LLC	Delaware	001-36093	20-0792300

4001 Rodney Parham Road
Little Rock, Arkansas			72212
(Address of principal executive offices)			(Zip Code)

(501)748-7000
(Registrants’ telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Supplemental Indenture

On June 6, 2018, Windstream Services, LLC (the “Company”) and Windstream Finance Corp. (the “Co-Issuer” and, together with the Company, the “Issuers”) entered into a second supplemental indenture (the “Second Supplemental Indenture”) among the Issuers, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”) and as notes collateral agent (the “Notes Collateral Agent”), amending and supplementing the indenture (the “Indenture”), dated as of November 6, 2017, providing for the issuance of the Issuers’ 8.625% Senior First Lien Notes due 2025 (the “Notes”).

The Second Supplemental Indenture gives effect to the consents set forth in the Issuers’ Consent Solicitation Statement, dated as of May 30, 2018, as amended June 1, 2018, and amended certain terms and provisions of the Indenture. The Second Supplemental Indenture, among other things, (i) amended the definition of “Permitted Liens” to permit the Issuers and the Guarantors to secure indebtedness on a junior lien basis, (ii) included the form and content of the Junior Priority Lien Intercreditor Agreement (as defined in the Second Supplemental Indenture) and authorizes the Notes Collateral Agent to execute the Junior Priority Lien Intercreditor Agreement upon the issuance of junior lien indebtedness by the Issuers and/or Guarantor, (iii) amended the amendments section of the Indenture to provide that (a) Holders (as defined in the Indenture) of a majority of the outstanding Notes may amend the Junior Priority Lien Intercreditor Agreement, (b) consent of all affected Holders are required to amend the Junior Priority Lien Intercreditor Agreement to change the ranking of the Notes in a manner adverse to Holders, (c) Holder consent is not required to make administrative or ministerial amendments to the Junior Priority Lien Intercreditor Agreement in connection with the incurrence of junior lien indebtedness permitted by the Indenture, and (d) Holder consent is not required for amendments to the Junior Priority Lien Intercreditor Agreement which do not materially adversely affect the legal rights of the Holders under the Junior Priority Lien Intercreditor Agreement and (iv) included a provision pursuant to which Holders (a) acknowledge that junior lien indebtedness may be second-lien indebtedness or other junior secured indebtedness (including third-lien or more junior-lien debt), and (b) authorize the Notes Collateral Agent to enter into the Junior Priority Lien Intercreditor Agreement with respect to any such junior secured indebtedness.

The foregoing description of the Second Supplemental Indenture is qualified in its entirety by reference to the full text of the Second Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1.

The Company also obtained an amendment to its senior secured credit facility to, among other things, (i) permit the issuance or incurrence of second-priority lien secured indebtedness, (ii) allow the Company to use the proceeds from the issuance or incurrence of such second-priority lien secured indebtedness and other secured indebtedness to repay certain of its outstanding secured and unsecured indebtedness, (iii) permit the execution of a Junior Priority Lien Intercreditor Agreement, and (iv) limit the ability of the Company to declare and pay dividends in some respects (collectively, the “Credit Facility Amendment”).

The foregoing description of the Credit Facility Amendment is qualified in its entirety by reference to the full text of the Credit Facility Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure

On June 6, 2018, the Company issued a press release announcing the results of its consent solicitation to amend the Indenture, a copy of which is attached hereto as Exhibit 99(a).

The information in this item, including Exhibit 99(a), is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

Exhibit 4.1	Second Supplemental Indenture, dated June 6, 2018, among Windstream Services, LLC, Windstream Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee and notes collateral agent.

Exhibit 10.1	Amendment No. 1, dated as of June 6, 2018, to the Sixth Amended and Restated Credit Agreement, among Windstream Services, LLC, JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders party thereto.

Exhibit 99(a)	Press Release, dated June 6, 2018, issued by Windstream Services, LLC, announcing the results of its consent solicitation to amend the Indenture.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WINDSTREAM HOLDINGS, INC.		WINDSTREAM SERVICES, LLC

By:	/s/ Kristi M. Moody	By:	/s/ Kristi M. Moody
Name:	Kristi M. Moody	Name:	Kristi M. Moody
Title:	Senior Vice President, General Counsel and Corporate Secretary	Title:	Senior Vice President, General Counsel and Corporate Secretary

June 8, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

Exhibit 4.1	Second Supplemental Indenture, dated June 6, 2018, among Windstream Services, LLC, Windstream Finance Corp., the guarantors party thereto and U.S. Bank National Association, as trustee and notes collateral agent.

Exhibit 10.1	Amendment No. 1, dated as of June 6, 2018, to the Sixth Amended and Restated Credit Agreement, among Windstream Services, LLC, JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders party thereto.

Exhibit 99(a)	Press Release, dated June 6, 2018, issued by Windstream Services, LLC, announcing the results of its consent solicitation to amend the Indenture.